Exhibit 21.1

Subsidiaries of the Registrant

As of December 31, 2016

Subsidiary	Jurisdiction of Formation
10301 Jacksonville Office, LLC	Delaware
1141 Columbus Retail, LLC	Delaware
15179 Culpeper Retail, LLC	Delaware
16th Street Partners, LLC	Florida
1750 Gainesville Apartments, LLC	Delaware
1910 Rock Springs Retail, LLC	Delaware
200 Lincoln Retail, LLC	Delaware
2095 Atlanta Apartments, LLC	Delaware
2100 Pell City Apartments, LLC	Delaware
2121 Durham Retail, LLC	Delaware
2312 Reynoldsburg Retail, LLC	Delaware
2403 Houston Retail Outparcel, LLC	Delaware
2403 Houston Retail, LLC	Delaware
2425 North Bergen Self Storage, LLC	Delaware
2800 Weston Retail, LLC	Delaware
3549 Riverside Apartments, LLC	Delaware
3755 Dublin Retail, LLC	Delaware
4021 Durham Office, LLC	Delaware
4038 Columbus Retail, LLC	Delaware
4325 Loganville Retail, LLC	Delaware
5025 Plano Office, LLC	Delaware
5060 Loxahatchee Retail, LLC	Delaware
515 Marlton Retail, LLC	Delaware
5175 Depew Retail Outparcel, LLC	Delaware
5175 Depew Retail, LLC	Delaware
6200 Raleigh Apartments, LLC	Delaware
629 Sierra Vista Retail, LLC	Delaware
6711 Glen Burnie Retail, LLC	Delaware
701 Seventh Intermediate LLC	Delaware
7300 Largo Industrial, LLC	Delaware
7664 Summergate Retail, LLC	Delaware
787 Gresham Apartments, LLC	Delaware
900 Atlanta Office, LLC	Delaware
96 Inverness Flex, LLC	Delaware
Archetype Employees LLC	Delaware
Archetype Holdings LLC	Delaware
Archetype Investment Management LLC	Delaware
Archetype Realty Corporation	Delaware
Bert L. Smokler, LLC	Delaware
Columbus Retail Portfolio, LLC	Delaware
Cypresswood Retail Partners, LLC	Delaware
DCA Homes, LLC	Florida
DCA Management, LLC	Florida
Diesel Ltd.	Bermuda
Diesel Mortgage Investments, LLC	Delaware
DSHI Opco LLC	Delaware

Subsidiary	Jurisdiction of Formation
Dunns Mill Road Retail, LLC	Delaware
Fifty-Eight Street Holdings, LLC	Delaware
LEI Member Limited	Bermuda
Leisure Colony Management LLC	Florida
Leisure Communities Management, LLC	Florida
LFS Asset, LLC	Nevada
Lincoln Road Capital Holdings, LLC	Delaware
Lincoln Road Portfolio Manager, LLC	Florida
Lincoln Road Real Estate Partners, LLC	Delaware
LNR AFIS Asset Services LLC	Delaware
LNR AFIS Holding I LLC	Delaware
LNR AFIS Holding II LLC	Delaware
LNR AFIS Holding III LLC	Delaware
LNR AFIS Holdings LLC	Delaware
LNR AFIS Investments LLC	Delaware
LNR Alabama Partners, LLC	Delaware
LNR Alabama Partners, LLC	Delaware
LNR California Partners, LLC	California
LNR Capital Management, LLC	Delaware
LNR Capital Services, LLC	Florida
LNR CDO 2002-1 Ltd.	Cayman Islands
LNR CDO 2002-1, LLC	Delaware
LNR CDO 2003-1 Ltd.	Cayman Islands
LNR CDO 2003-1, LLC	Delaware
LNR CDO Depositor, LLC	Delaware
LNR CDO III Ltd.	Cayman Islands
LNR CDO III, LLC	Delaware
LNR CDO IV Ltd.	Cayman Islands
LNR CDO IV, LLC	Delaware
LNR CDO V LLC	Delaware
LNR CDO V Ltd.	Cayman Islands
LNR Dakota Partners, LLC	North Dakota
LNR Dakota Partners, LLC	North Dakota
LNR DSHI Legacy, LLC	Florida
LNR Europe Holdings S.à r.l.	Luxembourg
LNR Fontana, LLC	California
LNR Illinois Partners, LLC	Illinois
LNR Illinois Partners, LLC	Illinois
LNR LW Nevada Assets, LLC	Nevada
LNR Madison Square, LLC	Delaware
LNR Massachusetts Partners, LLC	Massachusetts
LNR Massachusetts Partners, LLC	Massachusetts
LNR New Jersey Partners, LLC	New Jersey
LNR New Jersey Partners, LLC	New Jersey
LNR Ocala Interhold, LLC	Delaware
LNR Partners Archetype, LLC	Delaware
LNR Partners Archetype, LLC	Delaware
LNR Partners California Manager, LLC	California
LNR Partners California Manager, LLC	California
LNR Partners Europa Associates Management, LLC	Florida
LNR Partners Parent, LLC	Delaware

Subsidiary	Jurisdiction of Formation
LNR Partners, LLC	Florida
LNR Partners, LLC	Florida
LNR Property LLC	Delaware
LNR Property LLC Northeastern Region	Massachusetts
LNR Property Payroll LLC	Florida
LNR REFSG Funding, LLC	Florida
LNR REFSG Holdings, LLC	Florida
LNR REFSG Investments, LLC	Delaware
LNR Retail Corners Manager, LLC	Delaware
LNR Retail Corners Manager, LLC	Delaware
LNR Scotts Valley Hotel LLC	Delaware
LNR Securities CDO Legacy, LLC	Delaware
LNR Securities Equity, LLC	Delaware
LNR Securities Holdings II, LLC	Delaware
LNR Securities Holdings, LLC	Delaware
LNR Securities Preferred, LLC	Delaware
LNR Securities Reliance VI, LLC	Delaware
LNR Securities Reliance, LLC	Delaware
LNR Texas Partners, LLC	Texas
LNR Texas Partners, LLC	Texas
LNR Utah Partners, LLC	Utah
LNR Utah Partners, LLC	Utah
LNR Western Investments, Inc.	California
LRCH Brook Park, LLC	Ohio
Madison Square 2004-1 Corp.	Delaware
Madison Square 2004-1 Ltd.	Cayman Islands
Madison Square Company LLC	Delaware
Madison Square Mortgage Securities, LLC	Delaware
Madison Square Sunblock, Inc.	Delaware
Ocala Capital Management Luxembourg S.à.R.L.	Luxembourg
Ocala Capital Management, LLC	Delaware
SGH Holdco LLC	Delaware
SPT 1166 Holdings, LLC	Delaware
SPT 701 Lender, L.L.C.	Delaware
SPT Acquisitions Holdco, LLC	Delaware
SPT Acquisitions Sub-1, LLC	Delaware
SPT Acquisitions Sub-1-A, LLC	Delaware
SPT Aligned Las Vegas JV, LLC	Delaware
SPT Atlanta Partner, LLC	Delaware
SPT Bordentown Partner, LLC	Delaware
SPT CA Fundings 2, LLC	Delaware
SPT CA Fundings, LLC	Delaware
SPT Cedar 1, LLC	Delaware
SPT Cedar 2, LLC	Delaware
SPT Cedar Intermediate, LLC	Delaware
SPT Cedar Parent, LLC	Delaware
SPT CRE Property Holdings 2015, LLC	Delaware
SPT Friedman Sierra Vista JV, LLC	Delaware
SPT Gainesville Partner, LLC	Delaware
SPT GBIV Holdings, LLC	Delaware
SPT Glen Burnie Partner, LLC	Delaware

Subsidiary	Jurisdiction of Formation
SPT Global Houston JV, LLC	Delaware
SPT Global Loganville JV, LLC	Delaware
SPT Global Weston JV, LLC	Delaware
SPT Goodman Bordentown JV, LLC	Delaware
SPT Goodman Glen Burnie JV, LLC	Delaware
SPT Goodman Marlton JV, LLC	Delaware
SPT Houston Partner, LLC	Delaware
SPT IMC Partner, LLC	Delaware
SPT Ivey 1 Rykowski MOB LLC	Delaware
SPT Ivey 109 Rykowski MOB LLC	Delaware
SPT Ivey 155 Crystal Run MOB LLC	Delaware
SPT Ivey 300 Crystal Run MOB LLC	Delaware
SPT Ivey 61 Emerald MOB LLC	Delaware
SPT Ivey 8220 Naab Rd MOB LLC	Delaware
SPT Ivey 8260 Naab Rd MOB LLC	Delaware
SPT Ivey 95 Crystal Run MOB LLC	Delaware
SPT Ivey Abilene MOB LLC	Delaware
SPT Ivey Amarillo MOB LLC	Delaware
SPT Ivey Boynton MOB LLC	Delaware
SPT Ivey Brentwood CA MOB LLC	Delaware
SPT Ivey Brownsburg MOB LLC	Delaware
SPT Ivey Chillicothe OH MOB LLC	Delaware
SPT Ivey Dowell Springs MOB LLC	Delaware
SPT Ivey Eagle Carson City MOB LLC	Delaware
SPT Ivey El Paso MOB LLC	Delaware
SPT Ivey Frisco MOB LLC	Delaware
SPT Ivey Greeley Cottonwood MOB LLC	Delaware
SPT Ivey Greeley MOB LLC	Delaware
SPT Ivey Hardy Oak MOB LLC	Delaware
SPT Ivey Hendersonville MOB LLC	Delaware
SPT Ivey Holdings 2, LLC	Delaware
SPT Ivey Holdings Parent, LLC	Delaware
SPT Ivey Holdings, LLC	Delaware
SPT Ivey Intermediate LLC	Delaware
SPT Ivey Jersey City MOB LLC	Delaware
SPT Ivey Johns Creek GA MOB LLC	Delaware
SPT Ivey Lakewood MOB LLC	Delaware
SPT Ivey Old Weisgarber MOB LLC	Delaware
SPT Ivey Parent LLC	Delaware
SPT Ivey Rockwall MOB II LLC	Delaware
SPT Ivey Rockwall MOB LLC	Delaware
SPT Ivey Santa Rosa MOB LLC	Delaware
SPT Ivey Shenandoah TX MOB LLC	Delaware
SPT Ivey St. Francis Lafayette MOB I LLC	Delaware
SPT Ivey St. Francis Lafayette MOB II LLC	Delaware
SPT Ivey St. Petersburg MOB LLC	Delaware
SPT Ivey Sub-Manager, LLC	Delaware
SPT Ivey Sylva MOB LLC	Delaware
SPT Ivey Tempe MOB LLC	Delaware
SPT Ivey Treeline San Antonio MOB LLC	Delaware
SPT Ivey Urbana MOB LLC	Delaware

Subsidiary	Jurisdiction of Formation
SPT Jacksonville Partner, LLC	Delaware
SPT Las Vegas Partner, LLC	Delaware
SPT LNR CDO Cayman Ltd.	Cayman Islands
SPT LNR HP UK Ltd	United Kingdom
SPT LNR LEI UK Ltd	United Kingdom
SPT LNR Property Sub, LLC	Delaware
SPT LNR Property TRS, LLC	Delaware
SPT LNR Property, LLC	Delaware
SPT LNR Securities Holdings Parent, LLC	Delaware
SPT Loganville Partner, LLC	Delaware
SPT Marlton Partner, LLC	Delaware
SPT Operations 2, LLC	Delaware
SPT Parmenter Atlanta JV, LLC	Delaware
SPT Parmenter Jacksonville JV, LLC	Delaware
SPT Pell City Partner, LLC	Delaware
SPT Raleigh Partner, LLC	Delaware
SPT Real Estate Sub I, LLC	Delaware
SPT Real Estate Sub III, LLC	Delaware
SPT Sierra Vista Partner, LLC	Delaware
SPT TCO Acquisition, LLC	Delaware
SPT TLA BB Holdings TRS, LLC	Delaware
SPT TLA BB Holdings, LLC	Delaware
SPT TLA Parent, LLC	Delaware
SPT TLB BB Holdings TRS Parent, LLC	Delaware
SPT TLB BB Holdings TRS, LLC	Delaware
SPT TLB BB Holdings, LLC	Delaware
SPT TLB BB Intermediate, LLC	Delaware
SPT TLB BB PE Holdings, LLC	Delaware
SPT WAH Holdings LLC	Delaware
SPT WAH Walden Park LLC	Delaware
SPT WAH Waterford LLC	Delaware
SPT WAH Waverly LLC	Delaware
SPT WAH Wedgewood LLC	Delaware
SPT WAH Wellesley LLC	Delaware
SPT WAH Wellington LLC	Delaware
SPT WAH Wentworth I LLC	Delaware
SPT WAH Wentworth II LLC	Delaware
SPT WAH Westbrook LLC	Delaware
SPT WAH Westchase LLC	Delaware
SPT WAH Westchester LLC	Delaware
SPT WAH Westminster LLC	Delaware
SPT WAH Weston Oaks LLC	Delaware
SPT WAH Westwood LLC	Delaware
SPT WAH Wexford LLC	Delaware
SPT WAH Whispering Pines LLC	Delaware
SPT WAH Whispering Woods LLC	Delaware
SPT WAH Willow Lake LLC	Delaware
SPT WAH Wilmington LLC	Delaware
SPT WAH Windchase LLC	Delaware
SPT WAH Windermere I LLC	Delaware
SPT WAH Windermere II LLC	Delaware

Subsidiary	Jurisdiction of Formation
SPT WAH Windsong I LLC	Delaware
SPT WAH Windsong II LLC	Delaware
SPT WAH Windsor Park LLC	Delaware
SPT WAH Wineremere II LLC	Delaware
SPT WAH Woodbridge LLC	Delaware
SPT WAH Woodcrest LLC	Delaware
SPT WAH Woodhill LLC	Delaware
SPT WAH Woodridge LLC	Delaware
SPT WAH Worthington LLC	Delaware
SPT WAH Wyndham Place LLC	Delaware
SPT WAH Wyngate LLC	Delaware
SPT WD Holdings, LLC	Delaware
SPT Weston Partner, LLC	Delaware
SPT Wilkinson Gainesville JV, LLC	Delaware
SPT Wilkinson Pell City JV, LLC	Delaware
SPT Wilkinson Raleigh JV, LLC	Delaware
SPT-IX 701 Lender GP, L.L.C.	Delaware
SPT-IX 701 Lender, L.P.	Delaware
Starwood Commercial Mortgage Depositor, LLC	Delaware
Starwood Mortgage Capital LLC	Delaware
Starwood Mortgage Funding I LLC	Delaware
Starwood Mortgage Funding II LLC	Delaware
Starwood Mortgage Funding III LLC	Delaware
Starwood Mortgage Funding IV LLC	Delaware
Starwood Mortgage Funding V LLC	Delaware
Starwood Mortgage Funding VI LLC	Delaware
Starwood Mortgage WD, L.L.C.	Delaware
Starwood Non-Agency Lending, LLC	Delaware
Starwood Property Mortgage BC, L.L.C.	Delaware
Starwood Property Mortgage Sub-10 HoldCo, L.L.C.	Delaware
Starwood Property Mortgage Sub-10, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A Holdco, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-11, L.L.C.	Delaware
Starwood Property Mortgage Sub-12, L.L.C.	Delaware
Starwood Property Mortgage Sub-12-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-14, L.L.C.	Delaware
Starwood Property Mortgage Sub-14-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-15, L.L.C.	Delaware
Starwood Property Mortgage Sub-15-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-17, L.L.C	Delaware
Starwood Property Mortgage Sub-2, L.L.C.	Delaware
Starwood Property Mortgage Sub-2-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-3, L.L.C.	Delaware
Starwood Property Mortgage Sub-4, L.L.C.	Delaware
Starwood Property Mortgage Sub-5, L.L.C.	Delaware
Starwood Property Mortgage Sub-5-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-6(P), L.L.C.	Delaware
Starwood Property Mortgage Sub-6, L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A(P), L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A, L.L.C.	Delaware

Subsidiary	Jurisdiction of Formation
Starwood Property Mortgage Sub-8, Ltd.	Cayman Islands
Starwood Property Mortgage Sub-9, L.L.C.	Delaware
Starwood Property Mortgage Sub-9-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-CP, LP	Cayman Islands
Starwood Property Mortgage, L.L.C.	Delaware
Starwood Residential Finance, LLC	Delaware
STWD Co-Investment 2015, L.P.	Delaware
STWD Co-Investment Fund GP, LLC	Delaware
SW-YB 1166 LLC	Delaware
Waco Landmark Partners, LLC	Delaware
West Coast Mortgage Holdings, LLC	Florida